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                        SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                  FORM 8-K/A

                     CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (date of earliest event reported): SEPTEMBER 6, 2001



                              HEWLETT-PACKARD COMPANY
                 (Exact name of Registrant as specified in its charter)

           DELAWARE                      1-4423                 94-1081436
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)



                                3000 HANOVER STREET
                                PALO ALTO, CA 94304
                     (Address of principal executive offices)

                                  (650) 857-1501
               (Registrant's telephone number, including area code)



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         The undersigned Registrant hereby amends the following item of its
Current Report on Form 8-K filed on September 7, 2001 for the event of September
6, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Offer Agreement has been revised by agreement of the parties thereto to make certain technical corrections to reflect the intent of the parties thereto. The Offer Agreement filed as an exhibit hereto is filed in its revised form.

   (c)   Exhibits.

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
         99.1 Offer Agreement, dated as of September 6, 2001, by and among Hewlett-Packard Company, a Delaware corporation, and Indigo N.V., a corporation organized under the laws of The Netherlands.

         99.2 (1)   Joint press release of Hewlett-Packard Company and
                    Indigo, issued on September 6, 2001.

         99.3       Form of Contingent Value Rights Agreement, dated
                    [__________], 200[1], by and between Hewlett-Packard
                    Company, a Delaware corporation, and __________, as Trustee.

---------------------------------------

(1)     Incorporated by reference to Exhibit 99.2 to the Registrant's Current
        Report on Form 8-K filed on September 7, 2001.



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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEWLETT-PACKARD COMPANY


Date: September 19, 2001                    By: /s/ Charles N. Charnas
                                               --------------------------------
                                               Charles N. Charnas
                                               Assistant Secretary




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                                  EXHIBIT INDEX

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

Exhibit
Number
------
99.1     Offer Agreement, dated as of September 6, 2001, by and between
         Hewlett-Packard Company, a Delaware corporation, and Indigo
         N.V., a corporation organized under the laws of The Netherlands.

99.3     Form of Contingent Value Rights Agreement, dated [__________],
         200[1], by and between Hewlett-Packard Company, a Delaware corporation, and __________, as Trustee.



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